Key Management Compensation	12 Months Ended
Dec. 31, 2023
Related Party [Abstract]
Key Management Compensation
34. Key Management Compensation

The compensation for key management recognized in total comprehensive income in respect of employee services is summarized in the table below. Key management consists of our directors, President and Chief Executive Officer, Chief Operating Officer, and senior vice presidents.

(CAD$ in millions)	2023	2022
Salaries, bonuses, director fees and other short-term benefits	$23	$23
Post-employment benefits	7	(7)
Share option compensation expense	11	12
Compensation expense related to Units	29	54
	$70	$82